UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 18, 2021, Keysight Technologies, Inc. (the “Company”) held its virtual only Annual Meeting of Stockholders (the “Annual Meeting”). As of January 19, 2021, the Company’s record date for the Annual Meeting, there were a total of 186,084,525 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 165,084,895 shares of Common Stock or 88.72% were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.Election of the Directors nominated by the Board of Directors.
2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021.
3.Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for fiscal year 2020.
4.Approval, on a non-binding advisory basis, of the frequency of the stockholder vote on the compensation of the Company’s named executive officers.

Votes regarding the election of the director nominees were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes	Uncast
Ronald S. Nersesian	134,057,066	13,995,871	1,844,897	15,227,061	0
Charles J. Dockendorff	140,683,992	9,028,885	144,957	15,227,061	0
Robert A. Rango	144,116,324	5,594,797	146,713	15,227,061	0
Based on the votes set forth above, the director nominees were duly elected.

The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021 received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
163,684,555	953,055	447,285	0	0
Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was duly ratified.

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for fiscal year 2020 received the following votes:

For	Against	Abstain	Broker Non-Votes	Uncast
135,694,495	13,907,373	255,966	15,227,061	0
Based on the votes set forth above, the compensation of the Company’s named executive officers for fiscal year 2020 was approved.

The proposal to approve, on a non-binding advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes	Uncast
147,703,583	86,919	1,153,182	161,237	15,955,636	24,338
Based on the votes set forth above, the frequency of the stockholder vote on the compensation of the Company’s named executive officers will be one time each year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jo Ann Juskie
	Name:	Jo Ann Juskie
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: March 23, 2021

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